UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

Einstein Noah Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

001-33515
(Commission File Number)

Delaware	13-3690261
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

555 Zang Street, Suite 300, Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 568-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 12, 2013, Einstein Noah Restaurant Group, Inc. (the “Company”) issued a press release announcing the retirement of Brian Unger as Chief Restaurant Officer of the Company, on July 10, 2013 and effective as of July 18, 2013.  The Company also announced that Emanuel (Manny) Hilario, currently the Chief Financial Officer (“CFO”) of the Company, was named as Chief Operations Officer.  A search for Mr. Hilario’s replacement in the CFO role is currently underway.

A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Additional information concerning Mr. Hilario set forth in the Company’s Annual Report on Form 10-K for the year ended January 1, 2013 under the caption “Executive Officers of the Registrant” is incorporated by reference herein.  By amendment to this Form 8-K, the Company will report information required by Item 5.03(c)(3) of this form as and when it is determined.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

99.1      Press release issued July 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EINSTEIN NOAH RESTAURANT GROUP, INC.

Date:	July 12, 2013	/s/ RHONDA J. PARISH
RHONDA J. PARISH
Chief Legal, People and Risk Officer, and Secretary